UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05454

Dreyfus New Jersey Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/17

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus New Jersey Municipal Bond Fund, Inc.

ANNUAL REPORT December 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus New Jersey Municipal Bond Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New Jersey Municipal Bond Fund, Inc., covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by Daniel Barton and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus New Jersey Municipal Bond Fund’s Class A shares produced a total return of 5.64%, Class C shares returned 4.94%, Class I shares returned 5.99%, Class Y shares returned 6.32%, and Class Z shares returned 5.94%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New Jersey, achieved a total return of 5.45% for the same period.2

Municipal bonds produced solidly positive returns when moderating long-term interest rates and favorable supply-and-demand dynamics in the municipal securities market more than offset periodic bouts of market weakness. The fund’s Class A, I, Y and Z shares outperformed the Index, mainly due to the success of our sector allocation and interest-rate strategies.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and New Jersey state income taxes. The fund invests at least 80% of its net assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years.

We focus on identifying undervalued sectors and securities and minimizing the use of interest-rate forecasting. We select municipal bonds for the fund’s portfolio by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

Supply-and-Demand Dynamics Buoyed Municipal Bonds

Uncertainty regarding potential changes in tax policy from a newly elected presidential administration sparked sharp market declines in the weeks before the start of 2017. In addition, market performance at the time was dampened by a flood of new securities as issuers sought to lock in low financing rates in advance of short-term interest-rate hikes by the Federal Reserve Board (the “Fed”).

These negative trends quickly reversed in early 2017, and municipal bonds rebounded from low valuations over the ensuing months as the supply of newly issued securities moderated and investor demand increased. However, municipal bonds encountered renewed weakness in the closing months of the reporting period when tax-reform legislation made progress and investors increasingly expected further interest-rate hikes by the Fed.

DISCUSSION OF FUND PERFORMANCE (continued)

Although credit conditions generally have remained sound, growth in tax revenues has slowed nationally, and several states are facing pressure from underfunded pension systems. New Jersey faces these challenges as well as subpar participation in the national economic recovery.

Revenue-Backed Bonds Supported Fund Results

The fund’s performance compared to the Index was buoyed during 2017 by overweighted exposure to higher-yielding revenue-backed bonds. The fund achieved especially strong results among bonds backed by revenues from hospitals, educational facilities, industrial development projects, and the state’s settlement of litigation with U.S. tobacco companies. Conversely, the fund benefited from an underweighted position in general obligation bonds.

Relative performance was further supported by our interest-rate strategies, including a slightly long average duration. This positioning helped the fund participate more fully in the benefits of moderating long-term interest rates. We emphasized bonds with maturities in the 20- to 25-year range, and the fund held underweighted exposure to securities in the 5-year range. The fund also benefited from the outperformance of New Jersey municipal bonds compared to national averages.

Although disappointments proved relatively mild during 2017, lower-yielding, higher-quality bonds issued on behalf of essential municipal services generally lagged market averages.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax-reform legislation is expected to ease in early 2018. Indeed, after the spike in new issuance toward year-end, we anticipate that the supply of newly issued municipal bonds will decrease in 2018, while demand should remain robust from individuals in the higher tax brackets. These favorable supply-and-demand dynamics should support municipal bond prices over the foreseeable future. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates. Therefore, we have maintained a constructive investment posture, including a mildly long average duration and an emphasis on higher-yielding revenue bonds.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y, and Class Z shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after May 1, 2018. Had these expenses not been absorbed, the returns would have been lower.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New Jersey Municipal Bond Fund, Inc. Class A shares, Class C shares, Class I shares and Class Y shares and the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 12/15/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares. The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus New Jersey Municipal Bond Fund, Inc. on 12/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New Jersey municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class Z shares will vary from the performance of Class A, Class C, Class I, and Class Y shares shown above due to differences in charges and expenses. The Index is not limited to investments in New Jersey municipal obligations. The Index covers the USD-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	11/6/87	0.86%	1.76%	3.49%
without sales charge	11/6/87	5.64%	2.69%	3.96%
Class C shares
with applicable redemption charge †	1/7/03	3.94%	1.94%	3.18%
without redemption	1/7/03	4.94%	1.94%	3.18%
Class I shares	12/15/08	5.99%	2.96%	4.16%††
Class Y shares	7/1/13	6.32%	2.97%††	4.10%††
Class Z shares	6/7/07	5.94%	2.91%	4.11%
Bloomberg Barclays U.S. Municipal Bond Index		5.45%	3.02%	4.46%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 12/15/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New Jersey Municipal Bond Fund, Inc. from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.33	$8.13	$3.06	$3.06	$3.31
Ending value (after expenses)	$1,020.80	$1,017.00	$1,022.00	$1,025.20	$1,021.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$4.33	$8.13	$3.06	$3.06	$3.31
Ending value (after expenses)	$1,020.92	$1,017.14	$1,022.18	$1,022.18	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.60% for Class C, .60% for Class I, .60% for Class Y and .65% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7%
New Jersey - 96.0%
Atlantic County Improvement Authority, Stockton University GO, LR (Atlantic City Campus Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/48	3,000,000		3,451,830
Bayonne, General Improvement GO (Insured; Build America Mutual Assurance Company)	5.00	7/1/39	1,000,000		1,143,350
Camden County Improvement Authority, County Guaranteed Loan Revenue (County Capital Program)	5.00	1/15/31	3,000,000		3,540,390
Camden County Improvement Authority, County Guaranteed Loan Revenue (County Capital Program)	5.00	1/15/32	2,695,000		3,169,724
Camden County Improvement Authority, Health Care Redevelopment Project Revenue (The Cooper Health System Obligated Group Issue)	5.00	2/15/34	1,000,000		1,103,920
Camden County Improvement Authority, Health Care Redevelopment Project Revenue (The Cooper Health System Obligated Group Issue)	5.75	2/15/42	5,000,000		5,609,700
East Orange Board of Education, COP, LR (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/21	685,000	[a]	637,475
East Orange Board of Education, COP, LR (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/26	745,000	[a]	595,598
East Orange Board of Education, COP, LR (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/28	2,345,000	[a]	1,740,529
Essex County Improvement Authority, SWDR (Covanta Project)	5.25	7/1/45	2,500,000	[b]	2,521,475
Garden State Preservation Trust, Revenue (Open Space and Farmland Preservation Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.75	11/1/28	10,000,000		12,293,000
Gloucester County Improvement Authority, Revenue (Rowan University Project) (Insured; Assured Guaranty Municipal Corporation)	5.00	11/1/30	1,000,000		1,185,590
Gloucester County Pollution Control Financing Authority, PCR (Logan Project)	5.00	12/1/24	1,000,000		1,091,990

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 96.0% (continued)
Gloucester Township Municipal Utilities Authority, Sewer Revenue (Insured; AMBAC)	5.65	3/1/18	345,000		347,167
Hudson County Improvement Authority, County Secured LR (Hudson County Vocational-Technical Schools Project)	5.00	5/1/46	2,500,000		2,914,000
Hudson County Improvement Authority, Harrison Stadium Land Acquisition Special Obligation Revenue (Harrison Redevelopment Project) (Insured; National Public Finance Guarantee Corp.)	0.00	12/15/34	3,000,000	[a]	1,694,100
Irvington Township, GO (Fiscal Year Adjustment Bonds and General Improvement Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/15/32	2,000,000		2,272,520
Jersey City, GO	5.00	11/1/33	400,000		478,936
Mercer County Improvement Authority, County Secured Open Space Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	8/1/40	3,290,000		3,298,521
Middletown Township Board of Education, GO	5.00	8/1/25	1,000,000		1,084,460
Middletown Township Board of Education, GO	5.00	8/1/26	2,935,000		3,182,098
Monmouth County Improvement Authority, Governmental Pooled Loan Revenue	5.00	2/15/31	625,000		759,619
Monmouth County Improvement Authority, Governmental Pooled Loan Revenue	5.00	2/15/32	500,000		605,410
Monroe Township Board of Education, School District GO	5.00	3/1/34	1,250,000		1,443,062
New Brunswick Parking Authority, City Guaranteed Parking Revenue (Insured; Build America Mutual Assurance Company)	5.00	9/1/35	2,000,000		2,344,640
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/24	3,000,000		3,313,950
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/28	3,625,000		3,913,876

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 96.0% (continued)
New Jersey Economic Development Authority, Department of Human Services Composite Revenue (Division of Developmental Disabilities)	6.25	7/1/24	595,000		596,571
New Jersey Economic Development Authority, Motor Vehicle Surcharge Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	7/1/20	3,350,000	[a]	3,153,355
New Jersey Economic Development Authority, Motor Vehicle Surcharge Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	7/1/21	2,620,000	[a]	2,395,518
New Jersey Economic Development Authority, MTR Vehicle Surcharges Revenue	5.00	7/1/33	1,000,000		1,110,040
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	3,500,000		3,920,350
New Jersey Economic Development Authority, Revenue (Hillcrest Health Service System Project) (Insured; AMBAC)	0.00	1/1/18	2,500,000	[a]	2,500,000
New Jersey Economic Development Authority, Revenue (Hillcrest Health Service System Project) (Insured; AMBAC)	0.00	1/1/20	6,500,000	[a]	6,200,415
New Jersey Economic Development Authority, Revenue (Hillcrest Health Service System Project) (Insured; AMBAC)	0.00	1/1/22	6,000,000	[a]	5,424,600
New Jersey Economic Development Authority, Revenue (Provident Group - Rowan Properties L.L.C. - Rowan University Student Housing Project)	5.00	1/1/35	1,000,000		1,082,670
New Jersey Economic Development Authority, Revenue (Provident Group-Kean Properties L.L.C. - Kean University Student Housing Project)	5.00	7/1/37	650,000		714,148
New Jersey Economic Development Authority, Revenue (Provident Group-Kean Properties L.L.C. - Kean University Student Housing Project)	5.00	7/1/47	1,000,000		1,089,110

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 96.0% (continued)
New Jersey Economic Development Authority, Revenue, Refunding (Provident Group-Montclair Properties-State University Student Housing Project) (Insured; Assured Guaranty Municipal Corporation)	5.00	6/1/42	1,000,000		1,148,750
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.75	9/1/23	385,000		421,560
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/27	10,000,000		12,129,600
New Jersey Economic Development Authority, School Facilities Construction Revenue (Prerefunded)	5.75	3/1/21	1,380,000	[c]	1,544,924
New Jersey Economic Development Authority, Special Facility Revenue (Continental Airlines, Inc. Project)	5.25	9/15/29	8,050,000		8,875,447
New Jersey Economic Development Authority, Special Facility Revenue, Refunding (Port Newark Container Terminal LLC Project)	5.00	10/1/47	7,500,000		8,163,075
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.10	6/1/23	3,000,000		3,239,910
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.60	11/1/34	6,600,000		7,123,446
New Jersey Economic Development Authority, Water Facilities Revenue (New Jersey - American Water Company, Inc. Project)	5.70	10/1/39	5,000,000		5,344,850
New Jersey Educational Facilities Authority, Revenue (Kean University Issue) (Prerefunded)	5.00	9/1/19	1,500,000	[c]	1,581,210
New Jersey Educational Facilities Authority, Revenue (New Jersey Institute of Technology Issue)	5.00	7/1/31	2,000,000		2,154,420

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 96.0% (continued)
New Jersey Educational Facilities Authority, Revenue (Princeton Theological Seminary Issue) (Prerefunded)	5.00	7/1/20	1,800,000	[c]	1,948,140
New Jersey Educational Facilities Authority, Revenue (Princeton University)	5.00	7/1/34	2,000,000		2,452,480
New Jersey Educational Facilities Authority, Revenue (Princeton University)	5.00	7/1/34	1,000,000		1,226,240
New Jersey Educational Facilities Authority, Revenue (Ramapo College of New Jersey Issue)	5.00	7/1/42	3,000,000		3,333,150
New Jersey Educational Facilities Authority, Revenue (Ramapo College of New Jersey) (Insured; Assured Guaranty Municipal Corporation)	5.00	7/1/34	2,000,000		2,366,440
New Jersey Educational Facilities Authority, Revenue (Seton Hall University Issue) (Prerefunded)	6.25	7/1/19	5,000,000	[c]	5,345,050
New Jersey Educational Facilities Authority, Revenue (Stockton University Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	1,600,000		1,842,272
New Jersey Educational Facilities Authority, Revenue (The College of New Jersey Issue)	4.00	7/1/35	1,750,000		1,850,730
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue)	5.00	7/1/22	2,165,000		2,436,902
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue)	5.00	7/1/29	2,130,000		2,480,790
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue)	5.00	7/1/30	2,255,000		2,616,386
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue) (Insured; Assured Guaranty Corp.)	5.00	7/1/38	225,000		228,584

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 96.0% (continued)
New Jersey Educational Facilities Authority, Revenue (The William Paterson University of New Jersey Issue) (Insured; Build America Mutual Assurance Company)	5.00	7/1/30	2,025,000		2,391,586
New Jersey Health Care Facilities Financing Authority, Revenue (Hackensack University Medical Center Issue) (Prerefunded)	5.00	1/1/20	1,060,000	[c]	1,129,822
New Jersey Health Care Facilities Financing Authority, Revenue (Atlantic Health System Hospital Corporation Issue)	5.00	7/1/27	350,000		356,702
New Jersey Health Care Facilities Financing Authority, Revenue (Atlantic Health System Hospital Corporation Issue)	4.00	7/1/41	7,500,000		7,870,125
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue) (Prerefunded)	5.63	7/1/21	3,000,000	[c]	3,390,210
New Jersey Health Care Facilities Financing Authority, Revenue (General Hospital Center at Passaic, Inc. Obligated Group Issue) (Insured; Assured Guaranty Municipal Corp.) (Escrowed to Maturity)	6.75	7/1/19	220,000		230,476
New Jersey Health Care Facilities Financing Authority, Revenue (Hackensack Meridian Health)	5.00	7/1/39	1,500,000		1,769,340
New Jersey Health Care Facilities Financing Authority, Revenue (Hackensack University Medical Center Issue) (Prerefunded)	5.00	1/1/20	1,720,000	[c]	1,829,788
New Jersey Health Care Facilities Financing Authority, Revenue (Inspira Health Obligated Group Issue)	4.00	7/1/41	3,250,000		3,407,625
New Jersey Health Care Facilities Financing Authority, Revenue (Inspira Health Obligated Group Issue)	5.00	7/1/46	3,000,000		3,432,990
New Jersey Health Care Facilities Financing Authority, Revenue (Inspira Health Obligated Group)	5.00	7/1/42	3,500,000		4,043,340

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 96.0% (continued)
New Jersey Health Care Facilities Financing Authority, Revenue (Kennedy Health System Obligated Group Issue)	5.00	7/1/31	1,525,000		1,672,239
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/23	2,500,000		2,846,150
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/26	1,000,000		1,128,940
New Jersey Health Care Facilities Financing Authority, Revenue (Princeton HealthCare System Issue)	5.00	7/1/39	2,000,000		2,264,320
New Jersey Health Care Facilities Financing Authority, Revenue (Robert Wood Johnson Barnabas Health Obligated Group Issue)	5.00	7/1/43	3,500,000		4,016,460
New Jersey Health Care Facilities Financing Authority, Revenue (Robert Wood Johnson University Hospital Issue) (Prerefunded)	5.00	1/1/20	4,950,000	[c]	5,260,959
New Jersey Health Care Facilities Financing Authority, Revenue (Saint Barnabas Health Care System Issue) (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	0.00	7/1/23	2,280,000	[a]	2,029,451
New Jersey Health Care Facilities Financing Authority, Revenue (Saint Joseph's Healthcare System Obligated Group Issue)	5.00	7/1/41	1,000,000		1,108,620
New Jersey Health Care Facilities Financing Authority, Revenue (St. Joseph's Healthcare Systems Obligation Group)	5.00	7/1/36	2,790,000		3,114,756
New Jersey Health Care Facilities Financing Authority, Revenue (University Hospital Issue) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/46	2,000,000		2,271,000
New Jersey Health Care Facilities Financing Authority, Revenue (Virtua Health Issue) (Insured; Assured Guaranty Corp.)	5.50	7/1/38	5,000,000		5,292,150

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 96.0% (continued)
New Jersey Health Care Facilities Financing Authority, State Contract Revenue (Hospital Asset Transformation Program) (Prerefunded)	5.25	10/1/18	10,635,000	[c]	10,880,775
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Revenue	5.00	12/1/21	1,800,000		1,970,856
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue	5.00	12/1/25	500,000		528,625
New Jersey Higher Education Student Assistance Authority, Student Loan Revenue	5.00	12/1/26	1,265,000		1,336,814
New Jersey Higher Educational Assistance Authority, Student Loan Revenue	5.00	12/1/27	1,000,000		1,151,970
New Jersey Housing and Mortgage Finance Agency, Multi-Family Revenue	4.95	5/1/41	7,000,000		7,235,760
New Jersey Housing and Mortgage Finance Agency, SFHR	5.20	10/1/25	3,525,000		3,620,281
New Jersey Institute of Technology, GO	5.00	7/1/31	3,385,000		3,975,242
New Jersey Institute of Technology, Revenue	5.00	7/1/32	695,000		781,326
New Jersey Institute of Technology, Revenue (Prerefunded)	5.00	7/1/22	305,000	[c]	347,663
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	12/15/23	7,000,000		8,045,660
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	6/15/31	2,500,000		2,723,900
New Jersey Transportation Trust Fund Authority, (Transportation System)	6.00	12/15/38	6,565,000		6,805,739
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; AMBAC)	5.25	12/15/22	5,000,000		5,594,350
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; AMBAC)	0.00	12/15/24	1,000,000	[a]	784,650

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 96.0% (continued)
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; AMBAC)	5.00	12/15/32	3,000,000		3,006,870
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/33	20,000,000	[a]	11,006,000
New Jersey Turnpike Authority, Revenue	5.00	1/1/31	2,500,000		2,989,525
New Jersey Turnpike Authority, Revenue	5.00	1/1/35	1,500,000		1,775,190
New Jersey Turnpike Authority, Revenue, Refunding	5.00	1/1/40	1,000,000		1,189,680
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/23	2,000,000		2,289,980
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/25	3,000,000		3,561,060
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/26	2,000,000		2,287,920
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/34	2,000,000		2,318,800
New Jersey Turnpike Authority, Turnpike Revenue	5.00	1/1/45	4,000,000		4,580,080
New Jersey Turnpike Authority, Turnpike Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	1/1/27	3,000,000		3,751,320
New Jersey Turnpike Authority, Turnpike Revenue (Prerefunded)	5.00	1/1/22	3,000,000	[c]	3,374,580
New Jersey Turnpike Authority, Turnpike Revenue, Refunding	5.00	1/1/31	2,500,000		3,034,925
New Jersey Turnpike Authority, Turnpike Revenue, Refunding	5.00	1/1/35	1,000,000		1,198,350
North Hudson Sewerage Authority, Gross Revenue Senior Lien Lease Certificates (Master Lease Agreement)	5.00	6/1/24	605,000		675,289
North Hudson Sewerage Authority, Gross Revenue Senior Lien Lease Certificates (Master Lease Agreement)	5.00	6/1/42	10,320,000		11,166,550
North Hudson Sewerage Authority, Gross Revenue Senior Lien Lease Certificates (Master Lease Agreement) (Prerefunded)	5.00	6/1/22	395,000	[c]	447,646

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 96.0% (continued)
North Jersey District Water Supply Commission, Sewer Revenue (Wanaque South Project) (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	6.00	7/1/19	495,000		514,617
Port Authority of New York and New Jersey, (Consolidated Bonds, 167th Series)	5.00	9/15/24	2,400,000		2,623,608
Port Authority of New York and New Jersey, (Consolidated Bonds, 167th Series)	5.50	9/15/26	7,600,000		8,417,836
Port Authority of New York and New Jersey, (Consolidated Bonds, 172nd Series)	5.00	10/1/33	5,000,000		5,508,700
Port Authority of New York and New Jersey, (Consolidated Bonds, 178th Series)	5.00	12/1/24	2,000,000		2,324,420
Port Authority of New York and New Jersey, (Consolidated Bonds, 184th Series)	5.00	9/1/32	3,000,000		3,527,910
Port Authority of New York and New Jersey, (Consolidated Bonds, 185th Series)	5.00	9/1/31	2,270,000		2,625,210
Port Authority of New York and New Jersey, (Consolidated Bonds, 186th Series)	5.00	10/15/21	2,555,000		2,841,773
Port Authority of New York and New Jersey, (Consolidated Bonds, 186th Series)	5.00	10/15/44	9,730,000		10,877,945
Port Authority of New York and New Jersey, (Consolidated Bonds, 195th Series)	5.00	10/1/35	4,295,000		5,037,777
Port Authority of New York and New Jersey, (Consolidated Bonds, 93rd Series)	6.13	6/1/94	3,000,000		3,704,460
Port Authority of New York and New Jersey, Special Project Revenue (JFK International Air Terminal LLC Project)	5.00	12/1/20	2,000,000		2,141,860
Rahway Valley Sewerage Authority, Sewer Revenue (Insured; National Public Finance Guarantee Corp.)	0.00	9/1/30	7,550,000	[a]	5,172,127
Rutgers, The State University, GO	5.00	5/1/26	5,000,000		5,762,550
Rutgers, The State University, GO	5.00	5/1/34	1,600,000		1,887,136

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
New Jersey - 96.0% (continued)
Salem County Pollution Control Financing Authority, PCR (Chambers Project)	5.00	12/1/23	1,000,000	1,088,350
South Jersey Port Corporation, Marine Terminal Revenue	5.75	1/1/23	4,000,000	4,236,920
South Jersey Port Corporation, Marine Terminal Revenue (Insured; Assured Guaranty Corp.) (Prerefunded)	5.75	1/1/19	1,900,000	[c] 1,981,339
South Jersey Port Subordinated Marine Terminal, Revenue	5.00	1/1/48	1,000,000	1,095,530
South Jersey Transportation Authority, Transportation System Revenue	5.00	11/1/23	4,250,000	4,814,995
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.63	6/1/26	4,000,000	4,012,840
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	1,600,000	1,599,968
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	4.75	6/1/34	2,800,000	2,746,716
Tobacco Settlement Financing Corporation of New Jersey, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/41	13,050,000	12,715,659
				446,332,734
Pennsylvania - 1.5%
Delaware River Joint Toll Bridge Commission, Bridge System Revenue	5.00	7/1/37	2,500,000	2,964,925
Delaware River Port Authority, Revenue	5.00	1/1/30	3,500,000	3,709,930
				6,674,855
U.S. Related - 1.2%
Guam Waterworks Authority, Water and Wastewater System Revenue	5.00	1/1/46	2,000,000	2,218,020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7% (continued)
U.S. Related - 1.2% (continued)
Puerto Rico Highway & Transportation Authority, Highway Revenue (Insured; Assured Guaranty Municipal Corporation)	5.25	7/1/34	3,000,000	3,304,320
				5,522,340
Total Investments (cost $431,709,215)			98.7%	458,529,929
Cash and Receivables (Net)			1.3%	6,237,559
Net Assets			100.0%	464,767,488

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities were valued at $2,521,475 or .54% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	33.8
Health Care	16.4
Education	12.6
Prerefunded	5.7
Utility-Water and Sewer	5.1
Lease	4.8
Asset-Backed	4.5
Housing	3.0
Special Tax	2.1
Industrial	1.6
County	1.2
City	.4
Resource Recovery	.2
Utility-Electric	.1
Other	7.2
98.7

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	431,709,215	458,529,929
Cash		1,037,708
Interest receivable		5,861,713
Receivable for shares of Common Stock subscribed		14,173
Prepaid expenses		30,351
		465,473,874
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		311,106
Payable for shares of Common Stock redeemed		327,481
Accrued expenses		67,799
		706,386
Net Assets ($)		464,767,488
Composition of Net Assets ($):
Paid-in capital		436,513,808
Accumulated undistributed investment income—net		78,628
Accumulated net realized gain (loss) on investments		1,354,338
Accumulated net unrealized appreciation (depreciation) on investments		26,820,714
Net Assets ($)		464,767,488

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	338,412,103	6,301,153	17,269,402	13,070	102,771,760
Shares Outstanding	26,141,301	487,206	1,333,727	1,006	7,937,193
Net Asset Value Per Share ($)	12.95	12.93	12.95	12.99	12.95

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2017

Investment Income ($):
Interest Income	18,972,580
Expenses:
Management fee—Note 3(a)	2,812,281
Shareholder servicing costs—Note 3(c)	1,099,994
Professional fees	99,545
Registration fees	68,110
Distribution fees—Note 3(b)	64,830
Directors’ fees and expenses—Note 3(d)	40,542
Custodian fees—Note 3(c)	15,787
Prospectus and shareholders’ reports	12,338
Loan commitment fees—Note 2	7,973
Miscellaneous	53,374
Total Expenses	4,274,774
Less—reduction in expenses due to undertaking—Note 3(a)	(455,297)
Less—reduction in fees due to earnings credits—Note 3(c)	(22,968)
Net Expenses	3,796,509
Investment Income—Net	15,176,071
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,261,348
Net unrealized appreciation (depreciation) on investments	7,885,568
Net Realized and Unrealized Gain (Loss) on Investments	11,146,916
Net Increase in Net Assets Resulting from Operations	26,322,987

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	15,176,071	16,544,524
Net realized gain (loss) on investments	3,261,348	6,343,640
Net unrealized appreciation (depreciation) on investments	7,885,568	(21,773,741)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,322,987	1,114,423
Distributions to Shareholders from ($):
Investment income—net:
Class A	(10,626,756)	(11,745,518)
Class C	(205,786)	(262,023)
Class I	(522,186)	(346,604)
Class Y	(4,592)	(9,833)
Class Z	(3,415,289)	(3,840,946)
Net realized gain on investments:
Class A	(125,972)	-
Class C	(3,638)	-
Class I	(5,550)	-
Class Y	(88)	-
Class Z	(37,841)	-
Total Distributions	(14,947,698)	(16,204,924)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	12,153,360	20,172,723
Class C	422,036	3,418,691
Class I	11,199,345	4,709,043
Class Z	3,070,162	3,995,207
Distributions reinvested:
Class A	8,109,390	8,876,823
Class C	146,141	154,301
Class I	497,008	305,425
Class Y	399	400
Class Z	2,837,674	3,148,994
Cost of shares redeemed:
Class A	(36,976,317)	(35,919,912)
Class C	(4,994,722)	(2,393,339)
Class I	(2,942,755)	(4,606,334)
Class Y	(227,951)	(62,000)
Class Z	(11,023,406)	(12,082,452)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(17,729,636)	(10,282,430)
Total Increase (Decrease) in Net Assets	(6,354,347)	(25,372,931)
Net Assets ($):
Beginning of Period	471,121,835	496,494,766
End of Period	464,767,488	471,121,835
Undistributed investment income—net	78,628	42,688

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	944,389	1,531,937
Shares issued for distributions reinvested	631,014	675,933
Shares redeemed	(2,881,219)	(2,749,630)
Net Increase (Decrease) in Shares Outstanding	(1,305,816)	(541,760)
Class Ca
Shares sold	33,051	258,354
Shares issued for distributions reinvested	11,390	11,782
Shares redeemed	(388,045)	(183,590)
Net Increase (Decrease) in Shares Outstanding	(343,604)	86,546
Class I
Shares sold	876,624	356,116
Shares issued for distributions reinvested	38,622	23,242
Shares redeemed	(228,113)	(352,611)
Net Increase (Decrease) in Shares Outstanding	687,133	26,747
Class Y
Shares issued for distributions reinvested	31	30
Shares redeemed	(17,712)	(4,793)
Net Increase (Decrease) in Shares Outstanding	(17,681)	(4,763)
Class Zb
Shares sold	239,133	304,724
Shares issued for distributions reinvested	220,738	239,696
Shares redeemed	(861,823)	(925,278)
Net Increase (Decrease) in Shares Outstanding	(401,952)	(380,858)

[a]	During the period ended December 31, 2017, 3,437 Class C shares representing $44,484 were automatically converted to 3,438 Class A shares.
[b]	During the period ended December 31, 2017, 405 Class A shares representing $5,253 were converted to 405 Class Z shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.64	13.03	13.04	12.27	13.42
Investment Operations:
Investment income—net[a]	.41	.43	.45	.46	.47
Net realized and unrealized gain (loss) on investments	.31	(.40)	(.02)	.76	(1.15)
Total from Investment Operations	.72	.03	.43	1.22	(.68)
Distributions:
Dividends from investment income—net	(.40)	(.42)	(.44)	(.45)	(.46)
Dividends from net realized gain on investments	(.01)	-	-	(.00)[b]	(.01)
Total Distributions	(.41)	(.42)	(.44)	(.45)	(.47)
Net asset value, end of period	12.95	12.64	13.03	13.04	12.27
Total Return (%)[c]	5.64	.17	3.38	10.11	(5.18)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.95	.95	.95	.94
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	-	.00[d]	.00[d]
Ratio of net investment income to average net assets	3.20	3.27	3.45	3.59	3.62
Portfolio Turnover Rate	11.13	13.81	8.41	10.18	11.31
Net Assets, end of period ($ x 1,000)	338,412	346,829	364,755	383,670	377,986

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.62	13.02	13.03	12.26	13.40
Investment Operations:
Investment income—net[a]	.32	.33	.35	.36	.37
Net realized and unrealized gain (loss) on investments	.30	(.41)	(.02)	.77	(1.13)
Total from Investment Operations	.62	(.08)	.33	1.13	(.76)
Distributions:
Dividends from investment income—net	(.30)	(.32)	(.34)	(.36)	(.37)
Dividends from net realized gain on investments	(.01)	-	-	(.00)[b]	(.01)
Total Distributions	(.31)	(.32)	(.34)	(.36)	(.38)
Net asset value, end of period	12.93	12.62	13.02	13.03	12.26
Total Return (%)[c]	4.94	(.66)	2.61	9.29	(5.82)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73	1.72	1.71	1.72	1.72
Ratio of net expenses to average net assets	1.60	1.60	1.60	1.60	1.60
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	-	.00[d]	.00[d]
Ratio of net investment income to average net assets	2.46	2.51	2.71	2.82	2.87
Portfolio Turnover Rate	11.13	13.81	8.41	10.18	11.31
Net Assets, end of period ($ x 1,000)	6,301	10,488	9,690	10,808	8,997

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Amount represents less than .01%.

See notes to financial statements.

	Year Ended December 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.64	13.04	13.05	12.28	13.42
Investment Operations:
Investment income—net[a]	.45	.47	.48	.49	.50
Net realized and unrealized gain (loss) on investments	.30	(.42)	(.02)	.77	(1.14)
Total from Investment Operations	.75	.05	.46	1.26	(.64)
Distributions:
Dividends from investment income—net	(.43)	(.45)	(.47)	(.49)	(.49)
Dividends from net realized gain on investments	(.01)	-	-	(.00)[b]	(.01)
Total Distributions	(.44)	(.45)	(.47)	(.49)	(.50)
Net asset value, end of period	12.95	12.64	13.04	13.05	12.28
Total Return (%)	5.99	.34	3.63	10.38	(4.88)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.72	.72
Ratio of net expenses to average net assets	.60	.60	.60	.60	.62
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	-	.00[c]	.00[c]
Ratio of net investment income to average net assets	3.44	3.51	3.70	3.82	3.84
Portfolio Turnover Rate	11.13	13.81	8.41	10.18	11.31
Net Assets, end of period ($ x 1,000)	17,269	8,172	8,080	4,837	3,450

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	12.64	13.03	13.05	12.27	12.77
Investment Operations:
Investment income—net[b]	.44	.46	.48	.38	.26
Net realized and unrealized gain (loss) on investments	.35	(.40)	(.03)	.87	(.51)
Total from Investment Operations	.79	.06	.45	1.25	(.25)
Distributions:
Dividends from investment income—net	(.43)	(.45)	(.47)	(.47)	(.25)
Dividends from net realized gain on investments	(.01)	-	-	(.00)[c]	-
Total Distributions	(.44)	(.45)	(.47)	(.47)	(.25)
Net asset value, end of period	12.99	12.64	13.03	13.05	12.27
Total Return (%)	6.32	.34	3.56	10.37	(1.96)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.72	.71	.76	.68[e]
Ratio of net expenses to average net assets	.60	.60	.60	.63	.60[e]
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	-	.00[f]	.00[e,f]
Ratio of net investment income to average net assets	3.52	3.53	3.71	3.59	4.11[e]
Portfolio Turnover Rate	11.13	13.81	8.41	10.18	11.31
Net Assets, end of period ($ x 1,000)	13	236	306	614	1

a From July 1, 2013 (commencement of initial offering) to December 31, 2013.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

f Amount represents less than .01%.

See notes to financial statements.

	Year Ended December 31,
Class Z Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.64	13.03	13.05	12.28	13.42
Investment Operations:
Investment income—net[a]	.44	.46	.47	.48	.49
Net realized and unrealized gain (loss) on investments	.31	(.40)	(.03)	.77	(1.13)
Total from Investment Operations	.75	.06	.44	1.25	(.64)
Distributions:
Dividends from investment income—net	(.43)	(.45)	(.46)	(.48)	(.49)
Dividends from net realized gain on investments	(.01)	-	-	(.00)[b]	(.01)
Total Distributions	(.44)	(.45)	(.46)	(.48)	(.50)
Net asset value, end of period	12.95	12.64	13.03	13.05	12.28
Total Return (%)	5.94	.36	3.49	10.31	(4.93)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.76	.77	.77	.74
Ratio of net expenses to average net assets	.65	.65	.66	.66	.67
Ratio of interest and expense related to floating rate notes issued to average net assets	-	-	-	.00[c]	.00[c]
Ratio of net investment income to average net assets	3.40	3.47	3.64	3.78	3.80
Portfolio Turnover Rate	11.13	13.81	8.41	10.18	11.31
Net Assets, end of period ($ x 1,000)	102,772	105,396	113,663	120,340	116,050

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income exempt from federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increased from 675 million to 775 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 775 million shares of $.001 par value Common Stock. The fund currently has authorized six classes of shares: Class A (200 million shares authorized), Class C (150 million shares authorized), Class I (150 million shares authorized), Class T (100 million shares authorized), Class Y (150 million shares authorized) and Class Z (25 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors

NOTES TO FINANCIAL STATEMENTS (continued)

(the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	458,529,929	—	458,529,929

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,009,506, undistributed ordinary income $249,458 and unrealized appreciation $27,925,594.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as follows: tax-exempt income $14,774,609 and $16,204,924, and ordinary income $173,089 and $0, respectively.

During the period ended December 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and capital loss carryover expiration, the fund decreased accumulated undistributed investment income-net by $365,522, increased accumulated net realized gain (loss) on investments by $4,401,170 and decreased paid-in capital by $4,035,648. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2017 through May 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .60% of the value of the fund’s average daily net assets.

The reduction in expenses, pursuant to the undertaking, amounted to $455,297 during the period ended December 31, 2017.

During the period ended December 31, 2017, the Distributor retained $2,274 from commissions earned on sales of the fund’s Class A shares and $3,489 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2017, Class C shares were charged $64,830 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2017, Class A and Class C shares were charged $853,457 and $21,610, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2017, Class Z shares were charged $52,145 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis,

NOTES TO FINANCIAL STATEMENTS (continued)

while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $115,198 for transfer agency services and $7,181 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $7,181.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2017, the fund was charged $15,787 pursuant to the custody agreement. These fees were offset by earnings credits of $15,787.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended December 31, 2017, the fund was charged $4,895 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $236,599, Distribution Plan fees $4,219, Shareholder Services Plan fees $73,053, Chief Compliance Officer fees $8,406 and transfer agency fees $28,464, which are offset against an expense reimbursement currently in effect in the amount of $39,635.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2017, amounted to $51,537,877 and $69,237,021, respectively.

At December 31, 2017, the cost of investments for federal income tax purposes was $430,604,335; accordingly, accumulated net unrealized appreciation on investments was $27,925,594, consisting of $28,558,163 gross unrealized appreciation and $632,569 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus New Jersey Municipal Bond Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Bond Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Bond Fund, Inc. at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 26, 2018

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended December 31, 2017 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018. Also, the fund hereby reports $.0047 per share as a short-term capital gain distribution paid on March 20, 2017.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

Dr. Martin Peretz (78)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus New Jersey Municipal Bond Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRNJX Class C: DCNJX Class I: DNMIX Class Y: DNJYX Class Z: DZNJX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0750AR1217

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,452 in 2016 and $35,313 in 2017.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430 in 2016 and $16,913 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,766 in 2016 and $3,503 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,156 in 2016 and $1,249 in 2017. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $17,871,092 in 2016 and $31,379,272 in 2017.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus New Jersey Municipal Bond Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 22, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 22, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)